SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report: (Date of earliest event reported): May 19, 1999


                             BRAZOS SPORTSWEAR, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                      0-18054                           91-1770931
 (STATE OF INCORPORATION)      (COMMISSION FILE NUMBER)      (IRS EMPLOYER IDENTIFICATION NO.)


                             4101 FOUNDERS BOULEVARD
                           CINCINNATI, OHIO 45103-2553
              (ADDRESS OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                 (513) 753-3400
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS

      On May 19, 1999, the Company announced that, among other things, it will sell substantially all of the assets of its business units through procedures under Section 363 of the U.S. Bankruptcy Code. The deadline for submission of bids is 4:00 eastern time on June 10, 1999. A copy of the press release with respect to the foregoing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


 EXHIBIT NO.                         EXHIBIT
-------------                       ---------

    99.1      Press Release of Brazos Sportswear, Inc. dated May 19, 1999.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


         DATED this 25th day of May, 1999.


                                          BRAZOS SPORTSWEAR, INC.


                                          By: /s/ F. CLAYTON CHAMBERS
                                                  F. Clayton Chambers,
                                                  Chief Executive Officer